Exhibit 99.1

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: Aug 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	4,341,947.52				4,341,947.52

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	432,576.50				432,576.50
LOANS AND ADVANCES
SALE OF ASSETS	41,679,332.60				41,679,332.60
OTHER (INVESTMENT INCOME)	43,536.76				43,536.76
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	42,155,445.86				42,155,445.86

DISBURSEMENTS
NET PAYROLL	1,593,321.65				1,593,321.65
PAYROLL TAXES	1,460,969.13				1,460,969.13
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	1,143.69				1,143.69
INSURANCE	1,005,645.56				1,005,645.56
ADMINISTRATIVE	355,586.75				355,586.75
SELLING
OTHER (RESEARCH AND DEV.)	7,086,922.18				7,086,922.18
OTHER (REPAY HERCULES DEBT)	9,065,956.91				9,065,956.91
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	1,706,513.80				1,706,513.80
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS	22,276,059.72				22,276,059.72

NET CASH FLOW	19,879,386.14				19,879,386.14
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	24,221,333.66				24,221,333.66

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$22,276,059.72
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$22,276,059.72

BIND Therapeutics et al.

MOR 1a - Schedule of Disbursements By Legal Entity

Reporting Period: Aug 1-31, 2016

Case No.	Entity	Aug 1-31, 2016
16-11084	BIND Therapeutics, Inc.	(18,089,112.10)
16-11084	DNIB Unwind Inc.	(4,186,947.62)
16-11085	BIND Biosciences Security Corp.	—

Total		(22,276,059.72)

BIND Therapeutics et al.

MOR 1a - Bank Reconciliation

Reporting Period: Aug 1 -31, 2016

Case No.	Entity	8/31/16 Book Balance	(+/-) Outstanding Checks	(+/-) Outstanding Wire	(+/-) Outstanding Other	8/31/16 Bank Balance	Bank	Description
16-11084	BIND Therapeutics, Inc.	360,011.75	63,429.22		2,347.99	425,788.96	Comerica	Operating Account
16-11084	BIND Therapeutics, Inc.	559,665.16	—	—	—	559,665.16	Comerica	Restricted Cash
16-11084	BIND Therapeutics, Inc.	483.44				483.44	Comerica	Money Market
16-11084	BIND Therapeutics, Inc.	1,182.31				1,182.31	Capital Advisors Group	Investment Account
16-11084	DNIB Unwind, Inc.	856,268.01				856,268.01	Signature	Operating Account
16-11084	DNIB Unwind, Inc.	23,000,315.07				23,000,315.07	Signature	Money Market

16-11085	BIND Biosciences Security Corp.	70.08	—	—	—	70.08	Capital Advisors Group	Investment Account

TOTAL		24,777,995.82	63,429.22	—	2,347.99	24,843,773.03

*Note: Final balances do not tie to MOR-1 as the above includes restricted cash, MM and investment accounts

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: Aug 1-31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Richards, Layton, Finger	Aug 1-31, 2016		Bind Therapeutics, Inc. (via escrow)			$0	$0	$124,509.60	$11,791.81
Prime Clerk	Aug 1-31, 2016		Bind Therapeutics, Inc. (via escrow)			$0	$0	$54,761.50	$44,545.92
Latham & Watkins	June 1-30, 2016		Bind Therapeutics, Inc.	Wire	8/23/16	$200,645.80	$5,868.00	$1,983,089.10	$46,134.53
Cowen	Aug 1-31, 2016		Bind Therapeutics, Inc.	Wire	8/5/16	$1,500,000.00	$0	$1,680,000.00	$0

$1.5M for Cowen fee was paid to escrow account pending Court approval. Escrow held by Richards, Layton, Finger.

FORM MOR-1b

(04/07)

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)	MOR – 2
	Reporting Period Aug 1-31, 2016	Statement of Operations

	YTD (Jun)	YTD (Jul)	YTD (Aug)

Partnership Revenue	6,355,862.42	11,580,738.39	11,580,738.39

Total Revenue	6,355,862.42	11,580,738.39	11,580,738.39

R&D

Salary & Benefits
Base Salaries	4,286,235.76	4,564,607.58	6,656,877.09
Contracted Labor	224,112.68	239,732.18	244,863.93
Payroll Taxes	370,042.28	382,450.94	382,450.94
Group Health	358,550.02	386,095.92	386,095.92
Vacation Expense (accrual adj)	19,150.00	19,150.00	(200,850.00)
Bonus Expense	(449,408.00)	(449,408.00)	(449,408.00)

Total Salary & Benefits	4,808,682.74	5,142,628.62	7,020,029.88

R&D Consulting	83,710.63	118,014.44	146,114.62
Depreciation Expense R&D	1,295,135.34	1,458,766.36	1,458,766.36
Dues, Subscriptions, & Journals R&D	210,031.39	298,573.47	298,573.47
Conferences	20,022.00	20,022.00	20,022.00
Travel	272,782.20	239,325.75	239,446.34
Meals & Entertainment	25,631.96	25,836.36	25,836.36
External R&D
External R&D	431,171.37	479,149.18	1,075,643.51
Pharmacology	—	—	—
Raw Materials	647,001.95	647,211.95	647,811.95
GLP Tox Study	5,198.49	5,198.49	5,198.49
GMP Manufacture	2,750,164.16	2,410,598.54	1,752,288.64
Analytical Activity	210,918.60	194,839.60	275,356.66
Clinical Trial	5,177,551.62	5,302,954.84	4,226,532.65

Total External R&D	9,222,006.19	9,039,952.60	7,982,831.90

Lab Expense	151,808.81	151,808.81	152,113.20
Lab Supplies	1,129,264.96	1,154,742.66	1,158,952.90
Lab Equipment Lease Expense	13,629.95	21,965.58	96,553.58
Licenses, Permits, Safety	4,050.00	4,050.00	4,050.00
MIT Fees	124,204.61	144,443.28	150,688.21
Other In License Fees	—	—	—
Facility Allocation In from G&A	1,454,036.32	1,306,078.45	1,306,078.45
R&D Stock Compensation-EE	396,242.00	396,242.00	396,242.00
R&D Stock Compensation-Cons	30,654.00	30,654.00	30,654.00

Total Other R&D	3,303,890.65	3,209,984.78	3,295,332.34

Total R&D	19,241,893.10	19,553,104.38	20,486,953.27

Charges to NIST / RUSSIA Ops
NIST Salaries & Benefits

Other Russian Expenses	720.72	720.72	720.72

Total NIST GRANT / Russia Charges	720.72	720.72	720.72

Total R&D	19,242,613.82	19,553,825.10	20,487,673.99

G&A
Salaries & Benefits
Salary & Benefits	12,296.00	13,000.01	14,728.65
Base Salaries	1,531,591.19	1,809,963.02	3,902,232.53
Contracted Labor	183,459.20	218,981.70	261,436.70
Payroll Taxes	131,573.74	143,982.39	187,722.33
Group Health	89,637.50	117,183.40	130,869.56
Vacation Expense (accrual adj)	29,000.00	29,000.00	(44,000.00)
Bonus Expense	(416,911.00)	(416,911.00)	(416,911.00)

Total G&A Salaries & Benefits	1,560,646.63	1,915,199.52	4,036,078.77

G&A Consulting	859,840.74	829,857.66	898,692.85
Depreciation Expense G&A	275,184.90	362,404.02	362,404.02
Dues, Subscriptions, & Journals	173,391.23	238,639.76	244,359.89
R&D
Conferences	7,717.33	7,717.33	7,717.33
BOD Fees	198,786.29	198,786.29	198,786.29
Facility Expense	—	—	—
Rent	1,254,061.39	397,524.01	700,314.25
Operating Expense	713,479.63	673,479.63	673,479.63
Free Rent Adjustment (GAAP)	(89,127.18)	58,451.45	58,451.45
Tenant Impr - AMORT’N	(245,879.94)	196,855.94	196,855.94
Rent Parking and Transportation	51,890.00	59,700.00	59,700.00
RENT - 114 Comm Ave	—	—	—
Repairs & Maintenance	96,494.50	98,991.63	110,780.01
Utilities	—	—	25,490.38
Moving Expense	36,627.00	36,627.00	43,086.00
Facility Alloction Out to R&D	(1,454,036.32)	(1,306,078.45)	(1,306,078.45)

Total Facility Expense	363,509.08	215,551.21	562,079.21
Legal	3,403,427.51	3,853,709.51	3,751,017.41
Legal Patent	539,145.50	589,188.92	711,975.90
Insurance	80,654.48	156,735.47	1,161,739.15
Insurance - D&O	357,940.02	656,223.33	656,239.21

Bank Service Charge	9,741.90	9,741.97	9,742.04
Audit and Valuation Fees	295,450.00	200,450.00	190,450.00
Office Expense & Supplies	—	—	—
Office Expense & Supplies	51,699.98	57,018.86	58,912.77
Kitchen Supplies	—	—	—
Computer Supplies	18,174.70	18,174.70	18,174.70
Office Equipment Lease	6,649.20	8,011.83	8,011.83

Total Office Expense & Supplies	76,523.88	83,205.39	85,099.30
P/R, Marketing & Website	—	—	—
Recruiting
Recruiting	1,207.00	1,207.00	1,207.00

Total Recruiting	1,207.00	1,207.00	1,207.00
Postage	36,005.35	37,657.55	51,322.47
Printing & Stationery	66,819.93	73,252.90	75,546.90
State & Local Tax	137,414.49	138,617.95	159,857.95
Telephone & Internet	30,739.01	32,636.47	33,441.07
Travel	—	—	—
Travel	66,348.85	57,339.12	60,031.78
Miscellaneous G&A Expense	—	—	—
Meals & Entertainment	40,071.58	57,750.46	60,499.14
Total Travel	106,420.43	115,089.58	120,530.92
Training	6,494.82	6,494.82	6,494.82
Unallowed Expenses	—	—	—

G&A Stock Compensation-EE	332,580.00	332,580.00	332,580.00
G&A Stock Compensation-Consulta	241,521.00	241,521.00	241,521.00

Total G&A	9,161,161.52	10,296,467.65	13,898,883.50

Total Expenses	28,403,775.34	29,850,292.75	34,386,557.49

Net Ordinary Income	(22,047,912.92)	(18,269,554.36)	(22,805,819.10)

Other Income
Interest Income	28,514.98	28,586.39	28,978.62
Other Income	(205,364.65)	(205,364.65)	32,088,971.91

Total Other Income	(176,849.67)	(176,778.26)	32,117,950.53

Other Expense
Interest Expenses	1,168,494.74	1,229,951.52	1,229,951.52
Interest Expense - Warrants	(2,612,224.25)	(2,612,224.25)	(2,612,224.25)

Total Other Expense	(1,443,729.51)	(1,382,272.73)	(1,382,272.73)

Net Other Income (Expense)	1,266,879.84	1,205,494.47	33,500,223.26

NET INCOME (LOSS)	(20,781,033.08)	(17,064,059.89)	10,694,404.16

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Reporting Period: August 31, 2016

Balance Sheet

		May	June	July	August
ASSETS
Current Assets
Checking/Savings
Cash	1000	70.08	1,251.93	1,252.15	1,252.39
Cash-Operating	1002	8,583,197.23	6,512,484.89	4,340,214.68	1,219,279.76
Cash-MM	1003	477.65	477.67	477.69	23,000,798.51

Total Cash and cash equivalents		8,583,744.96	6,514,214.49	4,341,944.52	24,221,330.66

Accounts Receivable
Accounts Receivables	1100	831,757.28	4,095,902.99	4,612,438.36	4,179,861.86

Total Account Receivable		831,757.28	4,095,902.99	4,612,438.36	4,179,861.86

Other Current Assets
Prepaid Expense	1200	1,933,509.78	1,942,597.64	1,091,874.63	2,147,700.73
Prepaid Clinical	1202	620,610.68	718,910.71	1,500,000.00	—
Other Receivables	1205	1,181.94	0.21	0.21	0.21
Other Current Assets	1210	95,496.68	—	—	—

Total Other Current Assets		2,650,799.08	2,661,508.56	2,591,874.84	2,147,700.94

Short-term Investments	1220	—	—	—	—

Total Current Assets		12,066,301.32	13,271,626.04	11,546,257.72	30,548,893.46

Fixed Assets
Lab Equipment -Capital Lease	1325	74,553.96	74,553.96	74,553.96	—
Tenant LeaseHold Improvements	(1360 TO 1361)	2,383,033.30	2,383,033.30	2,383,033.30	—
Computer Equipment	1300	172,636.59	172,636.59	172,636.59	—
Furniture & Fixtures	1310	92,107.97	92,107.97	92,107.97	—
Lab Equipment	1320	11,625,033.30	11,625,033.30	11,625,033.30	—
Leasehold Improvements	1350	2,319,570.32	2,319,570.32	2,319,570.32	—
Assets Not Yet in Service	1385	0.40	0.40	0.40	—
Accumulated Depreciation	1390	(8,042,159.53)	(8,296,706.95)	(8,547,557.09)	—

Total Fixed Assets		8,624,776.31	8,370,228.89	8,119,378.75	—

Other Assets
Investments-Securities Corp.	1600	(46,060.51)	(46,060.51)	(46,060.51)	(46,060.51)
Investment in Sub - BIND (RUS)	1610	11,069,998.00	11,069,998.00	11,069,998.00	11,069,998.00
Restricted Cash	1700	559,525.27	559,594.06	559,665.16	559,736.26
Total Other Assets		11,583,462.76	11,583,531.55	11,583,602.65	11,583,673.75

TOTAL ASSETS		32,274,540.39	33,225,386.48	31,249,239.12	42,132,567.21

LIABILITIES & EQUITY
Current Liabilities

Accounts Payable
Accounts Payable	2000	6,116,563.28	6,518,247.15	7,443,755.65	2,439,887.50
BIND Credit Cards	2010	16,408.37	16,408.37	16,408.37	16,408.37
Accrued Purchases	2005	260,660.72	299,519.45	302,314.89	—

Total Accounts Payable		6,393,632.37	6,834,174.97	7,762,478.91	2,456,295.87

Other Current Liabilities
Deferred Revenue	2150	2,854,982.79	3,166,921.28	—	—
Deferred Rent-ST	2220	647,843.92	590,314.50	—	—
VC Loan - St	2260	8,151,323.54	8,339,466.91	7,859,589.39	5,712.47
FSA Withholding	2015	14,876.76	12,919.81	5,027.94	—
Acrued Expense	2100	1,565,750.01	1,201,750.01	915,750.01	—
Acrued Clinical	2105	958,999.65	1,360,299.68	1,360,299.68	—
Accrued Manufacturing	2107	1,643,000.00	1,059,000.00	600,000.00	—
Accrued Bonus	2109	—	—	—	—
Accrued Vacation	2111	311,000.00	293,000.00	293,000.00	—
Accrued G&A Consulting	2113	37,666.00	15,000.00	20,000.00	20,000.00
Accrued Taxes	2117	397,300.00	420,200.00	420,200.00	392,200.00
401K Withheld	2110	—	—	—	—
Accrued Legal	2119	1,577,000.00	1,599,500.00	1,599,500.00	1,118,286.00
Accrued Audit	2121	134,167.00	170,000.00	75,000.00	—
Payroll Liabilities	2200	0.02	—	—	—

Total Other Current Liabilities		18,293,909.69	18,228,372.19	13,148,367.02	1,536,198.47

Total Current Liabilities		24,687,542.06	25,062,547.16	20,910,845.93	3,992,494.34

Long Term Liabilities
Warrant Liability	2245	1,795,000.00	140,000.00	140,000.00	140,000.00
Deferred Rent-LT	2500	—	—	—	—
Deferred Revenue-LT	2530	2,251,924.26	1,541,419.32	—	—
VC Loan	2600	—	—	—	—
VC Loan back end fee amort	2610	—	—	—	—

Total Long Term Liabilities		4,046,924.26	1,681,419.32	140,000.00	140,000.00

Total Liabilities		28,734,466.32	26,743,966.48	21,050,845.93	4,132,494.34
Equity
Opening Balance Equity	3000	(54,910.87)	(54,910.87)	(54,910.87)	(54,910.87)
Common Stock	3100	2,081.47	2,081.47	2,081.47	2,091.24
Paid in Capital	3200	194,898,702.05	195,331,534.05	195,331,534.05	195,374,739.91
Unrealized Gains/Loss on Investments	3210	—	—	—	—
Retained Earnings	(3900 TO 3901)	(168,016,251.57)	(168,016,251.57)	(168,016,251.57)	(168,016,251.57)
Net Income	(4000 TO 9900)	(23,289,547.01)	(20,781,033.08)	(17,064,059.89)	10,694,404.16

Total Equity		3,540,074.07	6,481,420.00	10,198,393.19	38,000,072.87

TOTAL LIABILITIES & EQUITY		32,274,540.39	33,225,386.48	31,249,239.12	42,132,567.21

In re BIND Therapeutics, Inc.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: Aug 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	1,054,290.99	1,054,290.99	8/15 & 8/31	Wire	—
FICA-Employee	—	94,821.91	94,821.91	8/15 & 8/31	Wire	—
FICA-Employer	—	94,821.88	94,821.88	8/15 & 8/31	Wire	—
Unemployment	—		—			—
Income	—		—			—
Other: Medicare surtax	—	25,039.11	25,039.11	8/15 & 8/31	Wire	—

Total Federal Taxes	—	1,268,973.89	1,268,973.89	8/15 & 8/31		—

State and Local
Withholding	—	192,170.73	192,170.73	8/15 & 8/31	Wire	—
Sales	—		—			—
Excise						—
Unemployment	—		—			—
Real Property						—
Personal Property	142,200.00	—	—			142,200.00
Other: DE Franchise Tax	90,000.00	21,240.00	—			111,240.00
Other: BIND-RUS	250,000.00		—			250,000.00
Other: E&Y	10,000.00	(10,000.00)	—			—

Total State and Local	492,200.00	203,410.73	192,170.73			503,440.00

Total Taxes	492,200.00	1,472,384.62	1,461,144.62			503,440.00

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	>90	Total
Accounts Payable	238,879	35,649	36,839	—	—	311,366
Wages Payable						—
Taxes Payable						—
Rent/Leases-Building						—
Rent/Leases-Equipment						—
Secured debt						—
Professional fees	581	49,751	58,731	—	—	109,064
Amounts due to insiders						—
Other: Biology/Chemistry						—
Other: Mfg						—

Total Postpetition debts:	239,460	85,400	95,570	—	—	420,430

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Payments for post-petition debts will be paid in the normal course of business; Professional fees include OCP and retained professionals. OCP payments will comply with the order approving the retention of ordinary course professionals (Docket No. 194), while the retained professionals will to comply with the order establishing procedures for interim compensation and reimbursement of expenses of professionals (Docket No. 152).* “Insider” is defined in 11 U.S.C. Section 101(31).

In re BIND THERAPEUTICS, INC.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: Aug 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$4,612,438.36
+ Amounts billed during the period		—
- Amounts collected during the period	-$	432,576.50

Total Accounts Receivable at the end of the reporting period		$4,179,861.86

Accounts Receivable Aging	Amount
0 - 30 days old		—
31 - 60 days old		$421,680.34
61 - 90 days old		$3,756,386.29
91+ days old		$1,795.23

Total Accounts Receivable		$4,179,861.86

Amount considered uncollectible (Bad Debt)		—

Accounts Receivable (Net)		$4,179,861.86

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

NOTES:

•	ITEM 1: BIND THERAPEUTICS ASSETS SOLD TO PFIZER AS PART OF AUCTION PROCESS, CLOSING DATE OF AUGUST 1, 2016
•	ITEM 3: CALANDAR YE 2015 INCOME TAX RETURNS ARE ON EXTENSION.
•	ITEM 5: TWO NEW ACCOUNTS OPENED: OPERATING ACCOUNT AND MONEY MARKET ACCOUNT IN THE NAME OF DNIB UNWIND, INC.